                                                                    EXHIBIT 23.3
                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Silver Cinemas International, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in such Prospectus.

KPMG PEAT MARWICK LLP

Los Angeles, California
June 15, 1998